Exhibit 10.14
as of July 15, 2008
Cambium Learning, Inc.
313 Speen Street
Natick, MA 01760

Re: Extension under Temporary Waiver and Amendment
Ladies and Gentlemen:
     Reference is made to that certain (a) Note Purchase Agreement dated as of April 12, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Purchase Agreement”) among CAMBIUM LEARNING, INC., a Delaware corporation and successor to VSS-Cambium Merger Corp. (“Borrower”), VSS-CAMBIUM HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), each purchaser from time to time party thereto (collectively, the “Purchasers” and individually, a “Purchaser”) and TCW/CRESCENT MEZZANINE PARTNERS IV, L.P., as administrative agent (in such capacity, “Administrative Agent”) for the Purchasers and (b) Temporary Waiver and Amendment, dated as of May 20, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Temporary Waiver and Amendment”), among Borrower, Holdings, Administrative Agent, and the Required Note-Holders, in each case listed on the signature pages thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.
     1. All references in Section 1 of the Temporary Waiver and Amendment (including, without limitation, the reference within the definition of Delivery Date) to “July 15, 2008” shall be amended and replaced, ab initio, with “11:59 P.M. (New York time) on August 15, 2008”.
     2. This letter agreement shall become effective as of the date, when, and only when, each of the following conditions precedent shall have been (or are or will be substantially concurrently therewith) satisfied: (a) the Administrative Agent (or its counsel) shall have received from the Borrower either (i) a counterpart of this letter agreement signed on behalf of Borrower or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this letter agreement) that Borrower has signed a counterpart of this letter agreement; and (b) the Administrative Agent shall have received satisfactory evidence that the Borrower shall have entered into a letter agreement with the Required Lenders (as defined in the Credit Agreement) modifying the Limited Waiver and Amendment dated as of May 20, 2008 among Borrower, BARCLAYS BANK PLC, as administrative agent, and Required Holders, in a manner substantially similar to this letter agreement (i.e., solely replacing the references to July 15, 2008 in Section 1 of the Limited Waiver and Amendment with the date of August 15, 2008 and that otherwise the Limited Wavier and Amendment shall remain unchanged and in full force and effect).
     Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred in connection with this letter agreement, including the reasonable fees, charges and disbursements of Loeb & Loeb LLP, counsel for the Administrative Agent.
     Except as set forth herein, the Purchase Agreement and the Temporary Waiver and Amendment shall remain unchanged and in full force and effect. This letter agreement constitutes a Transaction Document under the Purchase Agreement for all purposes.
     THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The waiver of venue, waiver of jury trial, jurisdiction and consent to service of process provisions set forth in Sections 12.8 and 12.9 of the Purchase Agreement are hereby incorporated by reference, mutatis mutandis, in this letter agreement.
     This letter agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Very truly yours,

ADMINISTRATIVE AGENT:

TCW/CRESCENT MEZZANINE PARTNERS IV, L.P.

By:	TCW/Crescent Mezzanine Management IV,
L.L.C., its Investment Manager

By:	TCW/ Asset Management Company, its Sub-
Advisor

By:	/s/ Patrick Turner Name: Patrick Turner
Title: Managing Director

By:	/s/ Patrick Turner Name: Patrick Turner
Title: Managing Director
Extension under Temporary Waiver and Amendment

PURCHASERS:

TCW/CRESCENT MEZZANINE PARTNERS IV, L.P.

By:	TCW/Crescent Mezzanine Management IV,
L.L.C., its Investment Manager

By:	TCW/Asset Management Company, its Sub-
Advisor

By:	/s/ Patrick Turner Name: Patrick Turner
Title: Managing Director

TCW/CRESCENT MEZZANINE PARTNERS IVB, L.P.

By:	TCW/Crescent Mezzanine Management IV,
L.L.C., its Investment Manager

By:	TCW/Asset Management Company, its Sub-
Advisor

By:	/s/ Patrick Turner Name: Patrick Turner
Title: Managing Director
Extension under Temporary Waiver and Amendment

MAC CAPITAL, LTD.

By:	TCW Advisors, Inc., as attorney-in-fact

By:	/s/ Julia K. Haramis Name: Julia K. Haramis
Title: Vice President

By:	/s/ Scott E. Feldman Name: Scott E. Feldman
Title: Vice President

NEW YORK LIFE INVESTMENT
MANAGEMENT MEZZANINE PARTNERS II, LP

By:	NYLIM Mezzanine Partners II GenPar, LP
Its:	General Partner

By:	NYLIM Mezzanine Partners II GenPar GP, LLC
Its:	General Partner

By: Name:
Title:

NYLIM MEZZANINE PARTNERS II
PARALLEL FUND, LP

By:	NYLIM Mezzanine Partners II GenPar, LP
Its:	General Partner

By:	NYLIM Mezzanine Partners II GenPar GP, LLC
Its:	General Partner

By:
Name: Title:
Extension under Temporary Waiver and Amendment

MAC CAPITAL, LTD.

By:	TCW Advisors, Inc., as attorney-in-fact

By:	Name:
Title:

By:	Name:
Title:

NEW YORK LIFE INVESTMENT
MANAGEMENT MEZZANINE PARTNERS II, LP

By:	NYLIM Mezzanine Partners II GenPar, LP
Its:	General Partner

By:	NYLIM Mezzanine Partners II GenPar GP, LLC
Its:	General Partner

By: Name:	/s/ James M. Barker V James M. Barker V
Title:	Executive Vice President

NYLIM MEZZANINE PARTNERS II
PARALLEL FUND, LP

By:	NYLIM Mezzanine Partners II GenPar, LP
Its:	General Partner

By:	NYLIM Mezzanine Partners II GenPar GP, LLC
Its:	General Partner

By: Name:	/s/ James M. Barker V James M. Barker V
Title	Executive Vice President

Acknowledged and Agreed:

CAMBIUM LEARNING, INC.

By:	/s/ Eric Van Ert Name: Eric Van Ert
Title: Secretary

VSS-CAMBIUM HOLDINGS, LLC

By:	/s/ Eric Van Ert Name: Eric Van Ert
Title: Secretary
Extension under Temporary Waiver and Amendment